UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                November 10, 2000
                                -----------------
                        (Date of earliest event reported}


                            Sundog Technologies, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-24372                   33-0611746
       --------                        -------                   ----------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)

                      10542 South Jordan Gateway, Suite 200
                            South Jordan, Utah 84005
                            ------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7100

Item 9.  Regulation FD Disclosure

         This Current Report on Form 8-K is filed for the purpose of disclosing the press release dated November 13, 2000 attached hereto as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Sundog Technologies, Inc.

                                    By: /s/ Stephen L. Russo
                                    ------------------------
                                            Stephen L. Russo
                                            Vice President of Operations
                                            and Chief Financial Officer

                                    Date:  November 10, 2000